UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________________________

FORM 8-K
____________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018
____________________________________________________________________________________________

OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
____________________________________________________________________________________________

DELAWARE	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2018, OptiNose, Inc. (the Company) held its Annual Meeting of Stockholders. As of April 19, 2018, the record date for the Annual Meeting, there were 37,909,058 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 29,925,259, or 78.9%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of our common stock are entitled to one vote for each share held and cumulative voting for directors is not permitted. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1. Election of Directors

The Company’s stockholders elected Messrs. Miller, O' Neil and Venkataraman to the Board, each to serve as Class I directors until the Company’s 2021 Annual Meeting or until his successor is duly elected and qualified. The voting on this proposal is set forth below:

	Shares Voted:
	For	Against	Broker Non-Votes
Peter K. Miller	27,227,718	2,367,053	330,488
Robert P. O'Neil	29,585,056	9,715	330,488
Siriam Venkataraman	26,953,296	2,641,475	330,488

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting (i) the Class II directors serving until 2019 are Sandra L. Helton, Joseph C. Scodari and Wilhelmus Groenhuysen, and (ii) the Class III directors serving until 2020 are Joshua A. Tamaroff and William F. Doyle.

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The voting on this proposal is set forth below:

	For	Against	Abstentions	Broker Non-Votes
Ratification of Ernst & Young LLP	29,924,949	294	16	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Keith A. Goldan
Keith A. Goldan
Chief Financial Officer
Date: June 8, 2018